BLACKROCK FUNDS III
BlackRock LifePath® Retirement Fund

(the “Fund”)

Supplement dated June 1, 2015 to the Investor, Institutional and Class R Shares Prospectus of the Fund,

dated April 30, 2015

Effective immediately, the Fund’s administrator, BlackRock Advisors, LLC (“BAL”), has voluntarily agreed to waive a portion of its administration fee with respect to the Fund’s Investor A, Investor C, Institutional and Class R Shares. Accordingly, the Fund’s prospectus for these share classes is amended as follows:

The section entitled “Management of the LifePath Funds — Administrative Services” is hereby amended to add the following:

BAL has voluntarily agreed to waive 0.10% of the administration fee payable with respect to the Investor A, Investor C, Institutional and Class R Shares of LifePath Retirement Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

PRO-LP-0615SUP